SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549


               FORM 8-K

            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  August 9, 1999

  UNIVERSAL STANDARD HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

   Michigan                     34-0-20400                 38-2986640
(State or Other           (Commission File Number)        (IRS Employer
Jurisdiction of                                         Identification No.)
 incorporation)

Attn:  Alan S. Ker, Chief Financial Officer
29200 Northwestern Highway, Suite 300
Southfield, Michigan                               48034
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (248) 358-0810

            (Former name or former address, if changed since last report)























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Item 3.  Bankruptcy or Receivership

         On August 13, 1999, Universal Standard Healthcare, Inc. and its wholly owned subsidiary, Universal Standard Healthcare of Delaware, Inc., filed petitions for protection under Title 11, Chapter 7 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division.

         On August 9, 1999, an Order of Rehabilitation and Appointment of Rehabilitator was issued by the Circuit Court for the 30th Judicial Circuit Court, Ingham County, Michigan appointing the Michigan Insurance Bureau as Rehabilitator for Universal Standard Healthcare of Michigan, Inc. and TPA, Inc., wholly owned subsidiaries of Universal Standard Healthcare, Inc.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 13, 1999


                             UNIVERSAL STANDARD HEALTHCARE, INC.


                             /S/ Alan S. Ker
                             ------------------------------------
                             Alan S. Ker,
                             Vice President, Finance
                             Chief Financial Officer